Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Twenty-First Century Fox, Inc. on Form 10-Q for the fiscal quarter ended September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned officers of Twenty-First Century Fox, Inc., certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of our knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Twenty-First Century Fox, Inc.

November 8, 2017

By:	/s/ James R. Murdoch
James R. Murdoch
Chief Executive Officer

By:	/s/ John P. Nallen
John P. Nallen
Senior Executive Vice President and
Chief Financial Officer